UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 __________________

FORM 8-K

 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2020 (December 7, 2020)

  __________________

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

 __________________

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value.	SIGIP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On December 9, 2020, Selective Insurance Group, Inc. (the “Company”) closed the public offering of 8,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of its 4.60% Non-Cumulative Preferred Stock, Series B, without par value and $25,000 liquidation preference per share (equivalent to $25.00 per depositary share) (the “Series B Preferred Stock”) (such offering and sale, the “Offering”). Under the terms of the Series B Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior to, or on parity with, the Series B Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series B Preferred Stock for the last preceding dividend period. The terms of the Series B Preferred Stock, including such restrictions, are more fully described in the Certificate of Amendment of the Restated Certificate of Incorporation of the Company (the “Amendment”), a copy of which is attached as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the “Commission”) on December 8, 2020, and which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On December 7, 2020, the Company filed the Amendment with the State of New Jersey Department of Treasury to establish the preferences, limitations and relative rights of the Series B Preferred Stock. The Amendment became effective upon filing with the State of New Jersey Department of Treasury.

Item 8.01	Other Events.

On December 9, 2020, the Company issued and sold the Depositary Shares.

The Offering was conducted pursuant to the shelf registration statement on Form S-3ASR (File No. 333-225452), filed with the Commission on June 6, 2018, as amended by Post-Effective Amendment No. 1 filed with the Commission on December 2, 2020, and a prospectus supplement related to the Offering dated December 2, 2020.

On December 9, 2020, in connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (which is attached as Exhibit 4.2 and incorporated herein by reference) (the “Deposit Agreement”) among the Company and Equiniti Trust Company, acting as Depositary, Registrar and Transfer Agent and the holders from time to time of the depositary receipts described in the Deposit Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1

Certificate of Amendment of the Restated Certificate of Incorporation of Selective Insurance Group, Inc., with respect to the 4.60% Non-Cumulative Preferred Stock, Series B of Selective Insurance Group, Inc., filed with the State of New Jersey Department of Treasury and effective December 7, 2020 (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed on December 8, 2020).**

4.1	Form of Certificate for the 4.60% Non-Cumulative Preferred Stock, Series B (included in Exhibit 3.1).**

4.2

Deposit Agreement, dated as of December 9, 2020, among the Company and Equiniti Trust Company, acting as Depositary, Registrar and Transfer Agent, and the holders from time to time of the depositary receipts described therein.*

4.3	Form of depositary receipt (included in Exhibit 4.2).*

5.1	Opinion of Robyn P. Turner, Esq., Vice President, Assistant General Counsel and Corporate Secretary of the Company.*

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.*

23.1	Consent of Robyn P. Turner, Esq., Vice President, Assistant General Counsel and Corporate Secretary of the Company (included in Exhibit 5.1).*

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Filed herein.
**	Filed previously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel

Date: December 9, 2020

3